Exhibit 99.1

Tier Technologies

Management

Incentive Plan (“MIP”)

FY 2005

Tier Technologies

Fiscal 2005 Management Incentive Plan

Table of Contents

I.	Introduction

II.	Purpose

III.	Effective Date

IV.	Eligibility

V.	Plan Design

A.	Target

B.	Goal

C.	Components

D.	Participation Performance Minimum Thresholds

E.	Target Payout

F.	Financial Performance Definitions

VI.	Bonus Calculation Example

VII.	Administrative Provisions

A.	Fiscal Year Budget Levels

B.	Payment

C.	Alterations, Interpretation and Review

D.	Partial Service, Transfer, Termination and Leave of Absence

E.	Tax Liabilities

F.	Employment-at-Will

G.	Equal Opportunity

H.	Events Not Covered by the Plan

I.	Other Agreements

J.	Modification, Suspension or Termination

Appendixes

A.	Example Target/Goal Worksheet

B.	Performance Level Scale

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I.	INTRODUCTION

Tier Technologies, Inc (“Tier” or the “Company”) Fiscal Year 2005 Management Incentive Plan (“MIP” or the “Plan”) supersedes all previous documents or agreements, whether oral or written, relating to annual incentive compensation. The entire Plan content is contained herein and in the Target/Goal Worksheets, and no one at the Company is authorized or permitted to enter into any additional or other agreements, or make any verbal or written representations, regarding incentive compensation for Participants.

II.	PURPOSE

The Plan is designed to:

•	align the management team’s financial interests with those of the Company shareholders;
•	support a performance-oriented environment that rewards business unit and overall Tier results;
•	attract, motivate and retain key management who are critical to the long-term success of the Company; and
•	align compensation with the Company’s business strategy, values and management initiatives.

III.	EFFECTIVE DATE

This Plan shall take effect on October 1, 2004 and remain in effect until September 30, 2005, unless modified, suspended or terminated at the sole discretion of the Company.

IV.	ELIGIBILITY

Employees eligible to participate in the Plan (hereinafter called “Participants”) are designated from management positions by executive management. An eligible employee is designated as a Participant by delivery of a personalized Target/Goal Worksheet along with the Plan document. To receive any incentive payments from this Plan, the Participant must sign his/her personal Target/Goal Worksheet as acknowledgement of receipt of his/her plan document.

Participation is determined on a year-to-year basis at the sole discretion of the Company. Continued participation in the Plan is not guaranteed. If a previously eligible Participant is not designated as a Participant in a subsequent year, he or she will not receive any adjustment to base salary or additional compensation in lieu of his or her prior participation in the Plan or as a result of ceasing to be a Participant.

V.	PLAN DESIGN

A. Target

The Participant will be assigned an incentive earnings target expressed in U.S. dollars. This represents the target amount of incentive compensation that the Participant may receive for the achievement of financial goals assigned in his/her Target/Goal Worksheet.

The Participant’s opportunity to receive incentive compensation will be governed by the terms and conditions of this Plan and applicable Company policy.

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B. Goal

The “Goal” represents the performance measure by which incentive compensation will be earned. For purposes of the 2005 plan, each Participant will have clearly defined goals detailed in their Target/Goal worksheet for performance against specific financial and other qualitative goals.

C. Components

There are two CORE components to the 2005 plan:

Qualitative Goals: Each Participant will be given a specific group of qualitative goals clearly defined in their Target/Goal worksheet. The overall weighting for this component is 25% of target, however each goal will hold it’s own weighting against the 25%.

Financial Performance: The remaining weighting (75%) is a financial measurement component based upon the level of achievement of Fiscal 05 budget (Revenue and OP) at the Practice, Business Unit and Corporate levels (where applicable and as described below).

Home Level and Level Up: The Financial Performance component will use budget results from the Participant’s “home” organization AND their “level up” organization. The “home” organization is the Participant’s home department or practice. The “level up” organization will be the immediate parent organization of that home department or practice.

The “home” organization budget performance will hold a 75% weighting for this component, and the “level up” organization will hold a 25% weighting. Using a Participants overall target total, the home organization’s performance will drive 56.25% (75% of 75%), and the “level up” organization’s performance will drive 18.75% (25% of 75%) of the Participant’s total target incentive.

Both Revenue Performance and Operating Profit Performance will be measured separately, each providing half of the organizations financial performance measure (50% weighting within each component). Please see chart below as example:

Bonus Target Weighting Breakdown

Percentages are against OVERALL Target

Qualitative Goals	25% Weighting

Financial Performance Goals	75% Weighting

Home Organization Financial Performance	56.25% Weighting (75% of Finan. Perf. Component)

Level Up Organization Financial Performance	18.75% Weighting (25% of Finan. Perf. Component)

Home Org. Revenue Performance	28.13% Weighting (50% of 56.25% above)

Home Org. OP Performance	28.13% Weighting (50% of 56.25% above)

Level Up Org Revenue Performance	9.37% Weighting (50% of 18.75% above)

Level Up Org OP Performance	9.37% Weighting (50% of 18.75% above)

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D. Participation Performance Minimum Thresholds

Each component has it’s own minimum threshold for participation:

Qualitative Component: Tier’s Company Budget Performance must meet at least 80% or more of Operating Profit for participation in the Qualitative Component of this incentive plan.

Financial Performance Component: This component is subject to a 95% performance to budget for Revenue and a 90% performance to budget for Operating Profit minimum. Each organization, revenue and operating profit minimums are treated individually for purposes of meeting the minimum threshold.

E. Target Payout

Qualitative Component: Level of achievement of qualitative goals set out under this component will be determined by the Participant’s immediate manager. Performance against these goals will be rated and incentive earned will be based upon individual goal weighting and level of performance against the goals. Maximum incentive payout under this component is 25% of target.

Financial Performance Component: Budget Performance at the minimum performance level of 90% for Operating Profit and 95% for Revenue results in a 50% payout of target for each sub component; Home Org Revenue, Home Org OP, Level Up Org Revenue, Level Up Org OP, individually.

Performance above minimum thresholds, but below 100% performance increases the pay out on an even scale. Performance at 100% of budget for each organization results in 100% pay out of the Financial Performance Component at each sub component level.

If an organization performs greater then 100% of budget, the Participant can earn more than their targeted bonus. See appendix B for the escalation schedule associated with specific budget performance percentages.

F. Financial Performance Definitions

For purposes of this plan, financial performance areas are defined as:

Revenue (Sales):	The inflow of assets to the Tier business entity resulting from the delivery of goods and services to its customers as reported in the Tier Monthly Financial Reports.

Operating Profit:	Revenue less Direct Costs, G&A and Sales costs, Depreciation and Amortization.

Please note that eligible Participants in this plan not directly connected to a Business Unit such as Corporate employees, will be subject to the Company Level Performance Component.

Applicable budget performance goals for Revenue and Operating Profit (OP) will be reflected in each Participant’s Target/Goal Worksheet.

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VI.	BONUS CALCULATION EXAMPLE

The table below gives a simple example of an incentive payout for a sample employee based upon different Budget Performance scenarios.

Participant at $100,000 base and 15% Target Incentive Bonus = $15,000.00

Components	Component Weighting	Bonus Target	Actual Percentage of Achievement of Goal (Budget)	Component Achievement Payment Example
Qualitative Goals	25%	$3,750.00		$3,750.00	Assumes all goals met
Home Org Budget Peformance-Revenue	28.13%	$4,219.50	90%	0.00	Minimum threshold for Revenue not met
Home Org Budget Performance-Operating Profit	28.13%	$4,219.50	100%	$4,219.50	100% Performance results in 100% pay out of target for this component
Level Up Budget Performance-Revenue	9.37%	$1,405.50	100%	$1,405.50	100% Performance results in 100% pay out of target for this component
Level Up Budget Performance-Operating Profit	9.37%	$1,405.50	90%	$702.75	90% (minimum) Performance results in 50% pay out of target for this component
Total	100%	$15,000.00		$10,077.75

VII.	ADMINISTRATIVE PROVISIONS

A. Fiscal Year Budget Levels

Once the Fiscal Year Budget is finalized, adjustments should not be necessary; however, the Company reserves the right to make changes (up or down) to individual goals due to changes in business conditions or other factors, at the sole discretion of and with the explicit approval from the Chief Executive Officer and Sr. VP of Human Resources.

Each Plan Participant must sign the Target Goal Worksheet establishing each of the Participant’s targets and goals before any incentives will be paid to the Participant. All originals must be filed with the Human Resources Compensation Department and local management shall maintain copies.

B. Payment

Incentive calculations will be based upon the Participant’s base salary on October 1, 2004. Awards will be paid only to Participants who are still considered active under this Plan at the time the bonuses are scheduled to be paid out. Payment will be made to the Participant in the same form in which his/her normal pay is processed. Participants will receive their awards in the first quarter following the Plan (fiscal) year.

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C. Adherence to Company Policies

Each Participant is required to comply with all Company policies including, but not limited to, Tier’s Business Code of Conduct. A Participant’s failure to adhere to any Company policy shall render that Participant ineligible to receive any payment under the MIP.

D. Alterations, Interpretation and Review

The Human Resources Compensation Director, in conjunction with the Sr. Vice President of Human Resources, has been charged with the responsibility for the review of and adherence to the Plan’s provisions and all other incentive compensation plan’s and policies within its sole discretion, and for approving alterations to and interpretation of the Plan. Participants seeking clarification of Plan provisions or incentive policy should direct their inquiries to the Human Resources Compensation Director.

E. Partial Service, Promotion, Transfer, Termination and Leave of Absence

Partial Service:

Partial Service employees who are newly hired or promoted into an incentive-eligible position so as to become Participants after the beginning of the fiscal year, but prior to July 1, 2005, may become eligible to receive a prorated payment based on the number of full months in that position divided by 12. Service beginning on or before the fifteenth (15th) of a calendar month will yield a full month’s credit. Credit will begin the first (1st) of the following month if service begins after the fifteenth (15th) of a calendar month.

Promotion:

Employees promoted during the Plan Year will receive a prorated bonus based on their salary as of October 1, 2004 and a prorated bonus based on the new salary effective the 1st of the month following promotion.

Transfer:

Plan Participants who transfer to another position within the Company during the Plan year may continue to be eligible for incentive compensation or may be removed if they transfer to an ineligible position. The Human Resources Compensation Director, in conjunction with the Sr. Vice President of Human Resources will determine eligibility, and targets will be adjusted, as they deem appropriate.

Termination:

For the purpose of this Plan, a Participant is considered terminated from this Plan on the last day of active employment. Participant must be employed by Tier at the time any earned incentive is paid out.

In the event that a Plan Participant becomes totally disabled (as determined for purposes of the Company’s long-term disability plan), or dies during the Plan year (but after the end of the first quarter), the Plan Participant (or the designated beneficiary) will be eligible to receive Incentive Compensation determined on the Participant’s performance up to the end of the fiscal quarter prior to the date of disability, or death (annualized through the end of the year). Any resulting award determined under the Participant’s Target/Goal Worksheet would be prorated based upon the Partial Service Policy in paragraph 1 of this part D. Payment, if any, will be processed in accordance with the Plan.

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Participants who terminate from the Company for any reason other than death or total disability are considered terminated from this Plan upon their termination date and will not receive any incentive payment with respect to the year of termination.

Leave of Absence (LOA):

A Participant is considered active in the Plan when on an approved Leave of Absence for a period equal to or less than three (3) months. No change in targets, or measurements will be made with respect to such a leave. For LOAs greater than three (3) months, Plan eligibility and participation will be suspended until active status is resumed and the final payment will be prorated to reflect the period of time on LOA.

F. Tax Liabilities

Deductions for all appropriate local, state and federal tax liabilities will be calculated and withheld from all Incentive Compensation payments.

G. Employment-at-Will

The employment of all Plan Participants at Tier is for an indefinite period of time and is terminable at any time, with or without cause being shown, by either the Plan Participant or the Company. This Plan shall not be construed to create a contract of employment for a specified period of time between the Company and any Plan Participant. The Company retains the rights to change its employment and compensation policies and practices at any and all times.

H. Equal Opportunity

It is the policy of Tier and its subsidiaries and affiliates to provide equal employment opportunity for all employees and to take Affirmative Action to ensure that employment, training, compensation, transfer, promotion, and other terms and conditions of employment are provided without regard to race, color, religion, national origin, gender, age, marital status, sexual orientation, disability, Vietnam-era Veteran status, status as a disabled Vietnam-era Veteran or any other protected category. The company is committed to maintain a workforce free of racial, sexual, or any other type of unlawful harassment.

I. Events Not Covered by the Plan

The Human Resources Compensation Director, in conjunction with the Sr. Vice President of Human Resources, will review any event not described or anticipated by this Plan, and they will have the sole discretion to determine the final and binding resolution. This may include recognition of any financial adjustments that are not associated with the efforts of the Participant(s).

J. Other Agreements

This Plan, including any amendment or supplement hereto, constitutes the entire understanding of Tier and its subsidiaries and affiliates with respect to the Management Incentive Plan and cancels and supersedes all other policies or agreements relating to such Incentive Compensation. No one at the Company is authorized or permitted to enter into any additional or other agreements, or make any verbal or written representations, regarding

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incentive compensation for Participants. Nothing in this Plan shall be construed to create or imply the creation of a term contract, nor a guarantee of employment for any specific period of time between Tier and any of its divisions or subsidiaries, and any Participant.

K. Modification, Suspension or Termination

The Company may unilaterally modify or suspend, at any time, in whole or in part, and if suspended, may reinstate any or all of the provisions of this Plan with or without notice. All modifications are effective as of the date designated in the decision made by Management, regardless of when notice of such changes is given.

The Company, at its sole discretion, may publish revisions to this Plan from time-to-time and such revisions shall govern the operation of the Plan for all Participants. Modifications of and additions to all or any part of this Plan will not necessarily result in the re-publication of the entire Plan, but notices of such changes, deletions and additions will be forwarded to all Participants.

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APPENDIX A: EXAMPLE WORKSHEET

TIER FISCAL YEAR 2005

MANAGEMENT INCENTIVE PLAN

TARGET/GOAL WORKSHEET

Participant: John Doe	Base Salary: $100,000
Career level: DIR	Target Dollars: $15,000
Business Unit: PSSI/Practice: FMS	Performance Level: Practice/SBU

Qualitative Component

Component	Weight	Component Target
Individual Qualitative Goals(examples):
Goal 1
Goal 2	Overall 25%	$3,750.00
Goal 3
Goal 4

Financial Performance Component

Component	Component Weighting	FY 2005 Budget GOALS	Component Target
Financials:	75% Weighting		$11,250.00
Practice Revenue Budget	Individual 28.13%	$2,987,490	$4,219.50
Practice OP Budget	Individual 28.13%	$687,948	$4,219.50
SBU Revenue Budget	Individual 9.37%	$10,867,770	$1,405.50
SBU OP Budget	Individual 9.37%	$6,099,645	$1,405.50

Grand Total			$15,000

I acknowledge that I have received and understand my individual goals as set forth above. I understand that I must be actively employed at the time the 2005 Management Incentive Plan Bonus is paid out, in order to receive payment for the Management Incentive Plan. I acknowledge that I have received a copy of the Plan document, and that all awards are subject to the terms of the Plan. The Company may amend or terminate the Plan at any time.

Plan Participant	Date

[1]	Subject to 80% Op Profit threshold performance attainment by overall Tier.
[2]	Subject to 95% Revenue threshold performance attainment by practice and business unit, individually
[3]	Subject to 90% Op Profit threshold performance attainment by practice and business unit, individually

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APPENDIX B

TIER FISCAL YEAR 2005

MANAGEMENT INCENTIVE PLAN

PERFORMANCE LEVEL SCALE

PAYOUT SCHEDULE

The following table applies to the Financial Performance Component only. This component represents 75% of a Participants overall target incentive. The minimum financial performance achievement that will be eligible for an incentive component payment is equal to 95% of budget performance for Revenue and 90% of budget performance for Operating Profit. Meeting the minimum thresholds represent a 50% payout of each financial component only. As the schedule below indicates, this component of the incentive plan is scalable on a “straight-line” basis, in accordance with percentage performance to budget in rounded 1% increments. So, for example, the financial performance for OP of 91% (90.51 % to 91.49%) represents a 55% payout.

In addition, performance above 100% of budget for any financial sub-component results in an “over achievement” factor of 2% for every 1 % met above goal to a maximum of 150% payout of each component for 125% (or greater) achievement of budget.

Percentages shown are applicable to the Total Bonus Target (not just this component) and assume for simplicity, that both Home Org and Level Up Org achieved the same performance levels. The main purpose of this chart is to show the “scale” applied at different performance levels. Note the total bonus payout would also add any earned consideration for the qualitative portion previously discussed.

Level of Performance	Home Org Budget Performance		Level Up Org Budget Performance		Total Financial Performance
Performance to Budget (Rev/OP)	Rev% of Target Pay Out	OP% of Target Pay Out	Rev% of Target Pay Out	OP% of Target Pay Out	Total% of Target Pay Out
90% of Budget (50% OP only)	0.00%	14.06%	0.00%	4.69%	18.75%
91% of Budget (55% OP Only)	0.00%	15.47%	0.00%	5.15%	20.62%
92% of Budget (60% OP Only)	0.00%	16.88%	0.00%	5.62%	22.50%
93% of Budget (65% OP Only)	0.00%	18.28%	0.00%	6.09%	24.37%
94% of Budget (70% OP Only)	0.00%	19.69%	0.00%	6.56%	26.25%
95% of Budget (50% / 75%)	14.06%	21.10%	4.69%	7.03%	48.88%
96% of Budget (60% / 80%)	16.88%	22.50%	5.62%	7.50%	52.50%
97% of Budget (70% / 85%)	19.69%	23.91%	6.56%	7.96%	58.12%
98% of Budget (80% / 90%)	22.50%	25.32%	7.50%	8.43%	63.75%

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99% of Budget (90% / 95%)	25.32%	26.72%	8.43%	8.90%	69.37%
100% of Budget (100%)	28.13%	28.13%	9.37%	9.37%	75.00%
101% of Budget (102%)	28.69%	28.69%	9.56%	9.56%	76.50%
102% of Budget (104%)	29.26%	29.26%	9.74%	9.74%	78.00%
103% of Budget (106%)	29.82%	29.82%	9.93%	9.93%	79.50%
104% of Budget (108%)	30.38%	30.38%	10.12%	10.12%	81.00%
105% and above (110%)	30.94%	30.94%	10.31%	10.31%	82.50%
106% and above (112%)	31.51%	31.51%	10.49%	10.49%	84.00%
107% and above (114%)	32.07%	32.07%	10.68%	10.68%	85.50%
108% and above (116%)	32.63%	32.63%	10.87%	10.87%	87.00%
109% and above (118%)	33.19%	33.19%	11.06%	11.06%	88.50%
110% and above (120%)	33.76%	33.76%	11.24%	11.24%	90.00%
111% and above (122%)	34.32%	34.32%	11.43%	11.43%	91.50%
112% and above (124%)	34.88%	34.88%	11.62%	11.62%	93.00%
113% and above (126%)	35.44%	35.44%	11.81%	11.81%	94.50%
114% and above (128%)	36.01%	36.01%	11.99%	11.99%	96.00%
115% and above (130%)	36.57%	36.57%	12.18%	12.18%	97.50%
116% and above (132%)	37.13%	37.13%	12.37%	12.37%	99.00%
117% and above (134%)	37.69%	37.69%	12.56%	12.56%	100.50%
118% and above (136%)	38.26%	38.26%	12.74%	12.74%	102.00%
119% and above (138%)	38.82%	38.82%	12.93%	12.93%	103.50%
120% and above (140%)	39.38%	39.38%	13.12%	13.12%	105.00%
121% and above (142%)	39.94%	39.94%	13.31%	13.31%	106.50%
122% and above (144%)	40.51%	40.51%	13.49%	13.49%	108.00%
123% and above (146%)	41.07%	41.07%	13.68%	13.68%	109.50%
124% and above (148%)	41.63%	41.63%	13.87%	13.87%	111.00%
125% and above (150%)*	42.20%	42.20%	14.05%	14.05%	112.50%

Tier Proprietary Document	- 12 -	Last Updated March 22, 2005